UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2019

VapAria Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-55470	27-1521407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Nicolette Avenue, Minneapolis, MN 55419

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (612) 812-2037 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section3(a) of the Exchange Act. [  ]

Item 3.02	Unregistered Sales of Equity Securities.

On July 31, 2014 VapAria Corporation issued 500,000 shares of its 10% Series A Convertible Preferred Stock (the “Series A Preferred”) as partial consideration in the acquisition of VapAria Solutions, Inc., now our wholly-owned subsidiary. The designations, rights and preferences of the Series A Preferred provided that (i) the shares pay a 10% annual dividend on December 31 of each year, payable in shares of our common stock at a rate of one share of common stock for each 10 shares of Series A Preferred held by the stockholder; and (ii) that each share of Series A Preferred automatically converts into shares of our common stock on a one for one basis on the fifth anniversary of the date of issuance, or earlier in the event of a change of control of our company. The shares of Series A Preferred were held by Chong Corporation, an entity controlled by Alexander Chong, our Chairman and Chief Executive Officer.

On August 27, 2019 we issued Chong Corporation an aggregate of 550,000 shares of our common stock representing 50,000 shares as payment for the 2018 dividend and 500,000 shares upon the automatic conversion of the outstanding shares of Series A Preferred. Chong Corporation is an accredited investor and the issuances were exempt from registration under the Securities Act of 1933, as amended, in reliance on exemptions provided by Sections 4(a)(2) and 3(a)(9) of such act.

Following the conversion, there are no shares of Series A Preferred issued and outstanding. We expect to file an amendment with the Secretary of State of Delaware returning the previously designated shares of Series A Preferred to the status of authorized but undesignated blank check preferred stock. A copy of such amendment will be filed under an amendment to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VapAria Corporation

Date: August 27, 2019	By:	/s/ William P. Bartkowski
William P. Bartkowski, President

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